                                                                  Exhibit 10(a)



                        INDEPENDENT AUDITORS' CONSENT


     We consent to the use in this Post Effective Amendment No. 1 to the Registration Statement No. 333-05037 of Sun Life (N.Y.) Variable Account C on Form N-4 of our report dated February 7, 1997 accompanying the financial statements of Sun Life (N.Y.) Variable Account C and our report dated February 3, 1997 accompanying the financial statements of Sun Life Insurance and Annuity Company of New York appearing in the Prospectus, which is a part of such Registration Statement, and to the incorporation by reference of our reports dated February 3, 1997 appearing in the Annual Report on Form 10-K of Sun Life Insurance and Annuity Company of New York for the year ended December 31, 1996.

     We also consent to the reference to us under the heading "Condensed Financial Information - Accumulation Unit Values" in such Prospectus.

DELOITTE & TOUCHE LLP
Boston, Massachusetts
April 23, 1997